                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration
Statement (Form S-8) of SeaView Video Technology, Inc. (SeaView) of our report dated April 10, 2002, with respect to the financial statements and schedule of
SeaView included in its Annual Report (Form 10-K) for the year ended December
31, 2001, filed with the Securities and Exchange Commission.

                                                /s/  Carol McAtee, C.P.A.
Tampa, Florida
June 10, 2002